                        Templeton Institutional Funds, Inc.



TIFI                    Emerging Markets Series
                        --------------------------------------------------------
                        ANNUAL REPORT


                               December 31, 1995


[LOGO OF TEMPLETON APPEARS HERE]

--------------------------------------------------------------------------------

        Mutual funds, annuities, and other investment products:

          .  are not FDIC insured;

          . are not deposits or obligations of, or guaranteed by, any financial institution;

          . are subject to investment risks, including possible loss of the principal amount invested.

--------------------------------------------------------------------------------


Investing in developing markets involves special considerations, which may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. These special considerations are discussed in the Fund's prospectus. The Fund is designed for the aggressive portion of a well diversified portfolio.

          December 31, 1995

Dear Shareholder...

          As we have stated in the past, investing in emerging markets is a long-term proposition. Markets worldwide are affected more and more by rapid and dramatic changes in other markets. The world's markets are increasingly viewed on a global basis, so when volatility occurs in Mexico, investors react in other parts of Latin America and, to a lesser extent, in Southern Europe, Africa and Eastern Europe. Emerging markets were weak during 1995, with only 7 of the 24 countries in the IFC Investable Index showing positive returns for the year. The Templeton Institutional Funds, Inc. Emerging Markets Series (the "Fund") returned (3.0%), (1.2%), (6.5%) and 5.9% (annualized) for the quarter, one year, two year and since inception (May 3, 1993 inception date) periods ending December 31, 1995, compared to the unmanaged IFC Investable index returns of (1.0%), (8.5%), (10.2%) and 11.2% for the same periods, respectively. The Morgan Stanley Capital International World index returned 4.9%, 21.3%, 13.2% and 13.1% for these comparable periods.


--------------------------------------------------------------------------------

                         Total Returns as of 12/31/95

                                      One-Year                Cumulative
                                   Average Annual/1,2/    Since Inception/1,3/
                                                              (05/03/93)
TIFI Emerging Markets Series            -1.23                   16.36
IFC Investable Composite Index          -8.46                   32.75

/1/ Past expense reductions by the Fund's manager increased the Fund's total returns.

/2/ Average annual total return figures represent the average annual increase in value of an investment over the specified periods. The calculations assume reinvestment of dividends and capital gains distributions.

/3/ The cumulative return shows the change in value of an investment over the period(s) indicated. The calculations assume reinvestment of dividends and capital gains distributions.

    Investment return and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee future results.

--------------------------------------------------------------------------------


          We believe that over the longer term, emerging markets investments will provide good value for our clients. The current euphoria in the United States has diverted investors' attention from the developing markets, and the continued weakness of the Mexican Peso has also made some investors apprehensive regarding these markets. Mexico is just one market out of more than 120 emerging markets that allow foreign portfolio investment. Falling markets create the specter of losses for short-term speculators, but for long-term investors, volatility creates an opportunity to continued...

--------------------------------------------------------------------------------

[PHOTO OF MARK MOBIUS APPEARS HERE]

MARK MOBIUS JOINED TEMPLETON IN 1987 AS MANAGING DIRECTOR OF ITS FAR EAST DIVISION IN HONG KONG, WITH RESPONSIBILITY FOR THE TEMPLETON GROUP'S RESEARCH EXPERTISE, PRINCIPALLY IN EMERGING MARKETS COUNTRIES. IN THIS CAPACITY, HE DIRECTS THE ANALYSTS BASED IN HONG KONG, SINGAPORE AND MANAGES OUR EMERGING MARKETS PORTFOLIOS. DR. MOBIUS HAS SPENT OVER TWENTY YEARS WORKING IN ASIA, AND HAS EXTENSIVE EXPERIENCE IN ECONOMIC RESEARCH AND ANALYSIS.

PRIOR TO JOINING TEMPLETON, FROM 1983 TO 1986 HE WAS PRESIDENT OF INTERNATIONAL INVESTMENT TRUST COMPANY LTD. IN TAIPEI, TAIWAN - THAT COUNTRY'S FIRST AND LARGEST INVESTMENT MANAGEMENT FIRM. BEFORE THAT, HE SERVED AS A DIRECTOR AT VICKERS DA COSTA, AN INTERNATIONAL SECURITIES FIRM. INITIALLY, HE STARTED IN THAT FIRM'S HONG KONG OFFICE IN 1980, AND THEN MOVED TO TAIWAN IN 1983 TO OPEN THAT FIRM'S OFFICE THERE AND TO DIRECT OPERATIONS IN INDIA, INDONESIA, THAILAND, THE PHILIPPINES, AND KOREA. BEFORE JOINING VICKERS, DR. MOBIUS OPERATED HIS OWN CONSULTING FIRM IN HONG KONG FOR TEN YEARS, AND WAS A RESEARCH SCIENTIST FOR MONSANTO OVERSEAS ENTERPRISES COMPANY IN HONG KONG AND THE AMERICAN INSTITUTE FOR RESEARCH IN KOREA AND THAILAND.

DR. MOBIUS HOLDS BACHELORS AND MASTERS DEGREES FROM BOSTON UNIVERSITY, AND RECEIVED HIS PH.D. IN ECONOMICS AND POLITICAL SCIENCE IN 1964 FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY. HE ALSO STUDIED AT THE UNIVERSITY OF WISCONSIN, UNIVERSITY OF NEW MEXICO, AND KYOTO UNIVERSITY IN JAPAN.

--------------------------------------------------------------------------------

Templeton Institutional Funds, Inc. Emerging Markets Series
letter continued................................................................


                      Geographic Distribution on 12/31/95
                              (% of Total Equity)

                           [PIE CHART APPEARS HERE]

                       Europe                      15.4%
                       Mid-East/Africa              3.3%
                       Latin America/Caribbean     37.1%
                       Asia                        44.2%

                       Fund Asset Allocation on 12/31/95

                           [PIE CHART APPEARS HERE]

                         Equity*                82.1%
                         Short-term & Other     17.9%

               *Equity includes convertible and preferred stocks


buy stocks at potentially cheaper prices. The recent correction in emerging markets means many stocks are now selling at prices well below their historical price/earnings ratios, and we feel they are good investment bargains for long-term investors.

          Emerging markets continue to be led by the resurgence of Latin America and by the "tiger" economies of Asia. It is these two regions that have been hardest hit by the withdrawal of foreign investors' support. Templeton has taken the opportunity provided by temporarily weaker prices to increase our holdings in Asia and Latin America.

          The investment environment in many Latin American markets has improved markedly over the past few months, and the long-term outlook for this region remains promising. We have identified and bought many securities in Latin America over the past few months. In Argentina, the macro-economic and corporate fundamentals continue to strengthen, and long-term growth prospects have improved. This is largely due to the recovery of the Argentine economy from the liquidity crisis in its banking system earlier this year. The long-term macro-economic and corporate fundamentals in Argentina continue to strengthen, and long-term growth prospects have improved. The fiscal measures introduced in August to help the banking sector recover from its liquidity crisis have helped persuade foreign investors that Finance Minister Domingo Cavallo has the determination and support to continue with fiscal reforms.

          The Asian "growth story" that we have witnessed for the past two decades remains the long-term driving force behind markets in the region. China's youthful population of 1.2 billion and India's population of 900 million are making these two countries economic giants in the world. The people of China and India are living longer, improving their educational backgrounds, and increasing their productivity.

          Hong Kong currently offers the best investment bargains among the Asian emerging markets. The Hong Kong economy has slowed from the incredible growth rates seen in the past decade, but real GDP growth remains healthy at more than 6%, and we see the current slowdown in Hong Kong as a consolidation after years of strong growth. Worries about the 1997 change of sovereignty surface occasionally, but most people in the colony realize that it is in China's interest not to impair Hong Kong's strong performance.

          Eastern Europe has some of the world's most exciting emerging markets, which is why Templeton opened offices in Warsaw and Moscow during 1995. The Eastern European markets are relatively new to most investors and they are at a very early stage of development after many years of being locked behind the iron curtain. Despite their proximity to the financial centers in Western Europe, emerging markets in Eastern Europe are under-researched and appear undervalued. Stocks in some companies can be bought at price-earning ratios as low as two times, which makes them very attractive to long-term value investors such as Templeton.

 ................................................................................

          In Southern Europe, we believe Turkey offers the best potential investment bargains. The Turkish market went from being an astounding performer in 1994 to a state of chaos after the collapse of Prime Minister Tansu Ciller's coalition government. Mrs. Ciller formed a tentative alliance with her old coalition partners, but whether the old disagreements have been resolved isn't yet certain. However, broad policies seem unlikely to change and the fundamental factors underpinning the Turkish economy remain unshaken. Corporate earnings are expected to improve as the country moves closer to a full customs union with Europe, and the country is strategically located to export to the large European market and take advantage of the fast growth expected in Central Asia.

          We will continue with our proven "bottom-up" investment style and our strategy of investing in companies with stocks that are selling at prices below our appraisal of their true value. Although 1995 has been disappointing, the prospects for the future are exciting. In the short-term, emerging markets will continue to be volatile. There will be sizable short-term price movements in individual markets and securities. Our organization hopes to take advantage of this volatility to provide value to our clients.

          Greece is an important emerging market and, due to the fundamental economic changes it is experiencing, along with its growing integration in the European Community, I believe it holds great potential promise as an area of investment for our clients.

          The Greek equity market was up 8% through November, according to the IFC index. Members of our emerging markets team visited Greece in September and the following are some of our thoughts on this strategically located country.

          As always, we would like to thank you for your commitment and confidence in the Templeton organization.


Sincerely,

/s/ J. Mark Mobius

J. Mark Mobius, Ph.D.
Managing Director
Templeton Asset Management Ltd.


For more complete portfolio information, call Templeton Fund Information, toll-free, at 1-800-362-6243.


--------------------------------------------------------------------------------

Total Return Index Comparison/1/
$5,000,000 Investment: 05/03/93 - 12/31/95

                             [GRAPH APPEARS HERE]

                                 INCEPT
                               (Millions)    12/95
                                --------     -----
TIFI Emerging Markets Series      $5      $6,637,327
MSCI                              $5      $6,930,716
IFC                               $5      $5,818,000

Period ended December 31, 1995

                                                               Since
                                                             Inception
                                           One-Year          (05/03/93)
Average Annual Total Return/1,2/           -1.23%               5.86%
Cumulative Total Return/1,3/               -1.23%              16.36%

/1/ Past expense reductions by the Fund's manager increased the Fund's total returns.

/2/ Average annual total return figures represent the average annual increase in value of an investment over the specified periods. The calculations assume reinvestment of dividends and capital gains distributions.

/3/ The cumulative return shows the change in value of an investment over the period(s) indicated. The calculations assume reinvestment of dividends and capital gains distributions.

    Investment return and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee future results.

--------------------------------------------------------------------------------

Templeton Institutional Funds, Inc. Emerging Markets Series
country focus...................................................................

A Closer Look at Greece


Country
  FOCUS ----------------------------------------------------------------------

          On a recent visit, I found Athens warm and welcoming after a two-hour flight from cold, rainy Budapest. Upon arrival, I was told that agreement had been reached concerning the construction of a new Athens airport, one of many new infrastructure projects expected to boost the Greek economy. Certainly, the old airport has always been severely overcrowded at the peak of the tourist season, but tourism fell significantly in 1995, and some say it was due to the congested airport. Others claim that European tour operators conspired to boycott Greece because of rising prices. However, inflation no longer presents the problem it did in the past. In two years, it has fallen more than 14% to below 9%, and the government expects it to drop to 5%. My economic consultants in Greece told me: "People are getting so used to declining inflation, soon it will no longer be news." Of course, even the government's goal of 5% inflation would be double the average for the European Union (EU). As a member of the EU, however, Greece will most likely move closer to many European norms, including the rate of inflation.

          While I was in Athens, one topic of great interest to many people was Prime Minister Papandreou's health and the possibility of another cabinet reshuffle. Some Greeks told me that the country would be in deep trouble if something happened to Papandreou, because there would be a dangerous political-power vacuum, with no clear leader in sight. This, they said, could lead to extended political upheavals. Although the ruling PASOK party was in some disarray following the resignation of the Trade and Industry Minister just before I arrived, my assessment was that the Greeks were being too sensitive to local political events that would have little impact on the direction of the Greek economy. In fact, as their economy becomes more integrated with the European Union, it will be more difficult for local politicians to have much impact on economic issues, and their power base will, therefore, shrink. As the Greeks adhere increasingly to European Union rules and regulations, a number of decisions which previously would have been based on populist pressures will be made in Brussels.

          Over the course of five days in Athens, I visited 14 companies, including a telecommunications equipment manufacturer. Managers there

 ................................................................................

told me Greece has a 52% penetration rate for telephones, which is high for an emerging market. However, you have to wait a year for a phone connection, telephone lines are of poor quality, and there is plenty of room for expansion of overall capacity and upgrading of existing technology. To me, this indicates the potential for growth in the Greek telecommunications industry.

          We also visited a shipping company, where we were told that the war in Bosnia had appreciably increased the demand for ferries to carry trucks and goods to Italy. Now, trucks and cars go by ferry to Italy and then north to the rest of Europe. Although this new trade route has attracted a great deal of competition, it is dominated by Greek firms.

          As we left for the Athens airport, the driver told us we were lucky to be leaving because there was going to be a demonstration near the hotel later that day. During our visit, negotiations had been held in New York to end the long and bitter dispute between Greece and the Former Yugoslav Republic of Macedonia, which the Greeks insist on calling Skopje. According to a United Nations plan, Greece would drop trade sanctions against its northern neighbor in return for guarantees that Skopje would change its flag and renounce any territorial ambitions. Apparently, the Greek and Macedonian foreign ministers had agreed to the plan, and the Greeks had decided to stop the embargo against Macedonia. However, die-hard opponents of the plan were arranging to hold a protest march at the peak of rush-hour traffic.

          Of course, there is more political trouble in the region than just the Skopje dispute. But the day-to-day political situation in a country need not have a major long-term impact on investors, and market declines caused by political tensions are often a chance for us to increase our purchases of attractive companies. I believe that Greece's increasing alignment with the large European market will help drive long-term economic growth and that investing there now, offers our clients a chance to benefit in the future.

--------------------------------------------------------------------------------

                     Industry Diversification on 12/31/95
                            (% of Total Portfolio)

Banking                                    23.0%
Multi-industry                              9.3%
Telecommunications                          8.4%
Real Estate                                 6.7%
Energy Sources                              4.5%
Food & Household Products                   4.3%
Utilities Electrical & Gas                  3.5%
Building Materials & Components             3.4%
Merchandising                               2.0%
Metals & Mining                             2.0%

                       10 Largest Positions on 12/31/95
                            (% of Total Portfolio)

Telefonos de Mexico                         4.5%
HSBC Holdings PLC                           2.8%
Cheung Kong Holdings Ltd.                   2.3%
Banco Comercial Portugues
SA (BCP)                                    2.2%
New World Development
Co. Ltd.                                    2.2%
Perez Companc SA, B                         1.9%
Eletrobras -Centrais Electricas
Brasileiras SA, B                           1.9%
Banco de Galicia y Buenos
Aires SA, B                                 1.8%
Alpha Credit Bank                           1.7%
Sun Hung Kai Properties Ltd.                1.6%

--------------------------------------------------------------------------------

Templeton Institutional Funds, Inc. Emerging Markets Series
spotlight.......................................................................


The following are descriptions of several Greek securities held in the Fund.


Spotlight
      ----------------------------------------------------------------------
ON
CURRENT
HOLDINGS

Alpha Leasing A.E. - Alpha Leasing was established in Athens in 1981 by Alpha Credit Bank, the largest private bank in Greece. The company originated as a fully-owned subsidiary to lease computer equipment to the bank and other sister companies. In 1987, 50% of the company was offered to the public in an initial public offering and the company was listed on the Athens Stock Exchange. At this time, it is the leading leasing company in Greece with a 30% share of the total leasing market. It also has in excess of 2,000 existing customers comprising small and large firms and freelance professionals. About 70% of the company's customers are based in the Greater Athens area with the balance distributed across Greece. Credit Bank's continuing success in expanding beyond the Greater Athens district can be attributed to an expansion in leasing activities in Greece in general, and the company's aggressive expansion drive more specifically. A large part of Alpha Leasing's success can be attributed to business referrals from parent company Credit Bank's clientele. Industrial equipment comprises roughly 30% of total leases, including crafts production machinery, construction companies' equipment, concrete production machines, etc. Medical equipment leases are available for such items as CAT and magnetic scanners, external lithotripsy units, radiological and ultrasound equipment and chemical analyzers. Vehicle leases for car rental firms and for company cars are also available. Only 3% of Alpha's total lease portfolio comes from Credit Bank and other affiliated companies. With new regulations implemented at the end of 1991 now permitting the leasing of trucks and other professional vehicles, a new market niche for Alpha Leasing expansion is set to emerge.

Delta Dairy S.A. - Opening its doors for business in 1952, Delta Dairy employed 20 employees and 10 vehicles, delivering milk and yogurt in the Athens area. By 1972, the present factory at Tavros near Athens had been constructed to enable Delta Dairy to expand milk production. Over time, Delta Dairy expanded its product range to include ice cream, fresh fruit juices, animal feed and frozen vegetables. Today, Delta Dairy sells fresh milk and yogurt in different package sizes, different percentages of fat and

 ................................................................................

different flavors; numerous different kinds of ice cream; fresh apple, orange and peach juices; different types of frozen vegetables and animal feed. Fresh milk remains its most important field of business. The company purchases milk directly from producers throughout the country and collects it at its pasteurization centers. To build support among its producer-suppliers, Delta Dairy provides dairy farmers with financing at favorable terms and animal feed at competitive prices. From the pasteurization centers, the milk is transported by Delta's fleet of refrigerated trucks to Tavros where processing takes place. The milk is either processed and packaged or converted into ice cream and yogurt daily. Delta Dairy was the first company in Greece to use homogenization and to pack milk in cardboard cartons. Distribution extends across all of Greece and is divided into four business groups: dairy products, ice creams, fruit juices and frozen vegetables. There are four distribution centers (located in Athens, Thessalonika, Patras and Larissa) to supply 2,500 sales outlets throughout Greece.

Ergobank S.A. - Ergobank is one of the largest non-state banks in Greece with total assets well in excess of US$3 billion. Founded in 1975 by a group of Greek businessmen led by a former executive of an American bank, Ergobank commenced operations with initial capital of only Drachma 800 million (equivalent to about US$24 million at that time) raised from private investors. It has progressed from its humble origins and flourished under the guidance of its founder and late Chairman, Constantine Capsaskis. Ergobank has an enviable record of profit growth and enjoys an excellent reputation in the Greek banking industry because of its sound management. With over 90 branches throughout the country, Ergobank's strategy is to offer outstanding services to its customers, who are principally medium-sized Greek manufacturing and commercial companies. In contrast to some state-controlled banks, Ergobank enjoys the freedom to direct its operations towards commercial, profit-oriented activities, without the obligation of allocating resources to less rewarding areas of business. The bank's loan portfolio is therefore of good quality and geared towards privately-run companies which broadly cover all areas of industry and commerce. Ergobank's affiliates and subsidiaries are involved in investment management (Ergo Invest - 36%-owned), stockbrokering (Ergo Securities - 99%-owned), leasing (Ergo
Leasing - 62%-owned), mutual fund management (Ergo Mutual Fund Management - 50%- owned), finance (Ergo Finance - 99%-owned) and data processing (Ergo Data - 13%- owned).

Templeton Institutional Funds, Inc.
Emerging Markets Series
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (for a share outstanding throughout the period)

                                                                 PERIOD FROM
                                                                 MAY 3, 1993
                                    YEAR ENDED DECEMBER 31      (COMMENCEMENT
                                    ------------------------  OF OPERATIONS) TO
                                       1995         1994      DECEMBER 31, 1993
                                    -----------  -----------  -----------------
Net asset value, beginning of
 period                             $     11.21  $     13.22      $  10.00
                                    -----------  -----------      --------
Income from investment operations:
 Net investment income                      .19          .17           .04
 Net realized and unrealized gain
  (loss)                                   (.34)       (1.65)         3.25
                                    -----------  -----------      --------
Total from investment operations           (.15)       (1.48)         3.29
                                    -----------  -----------      --------
Distributions:
 Dividends from net investment
  income                                   (.17)        (.17)         (.04)
 Distributions from net realized
  gains                                    (.14)        (.36)         (.03)
                                    -----------  -----------      --------
Total distributions                        (.31)        (.53)         (.07)
                                    -----------  -----------      --------
Change in net asset value                  (.46)       (2.01)         3.22
                                    -----------  -----------      --------
Net asset value, end of year        $     10.75  $     11.21      $  13.22
                                    ===========  ===========      ========
TOTAL RETURN*                           (1.23)%     (11.39)%        32.93%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)     $   798,515  $   582,878      $422,433
Ratio of expenses to average net
 assets                                   1.52%        1.66%         1.60%**
Ratio of expenses, net of
 reimbursement, to average net
 assets                                   1.52%        1.60%         1.60%**
Ratio of net investment income to
 average net assets                       2.00%        1.59%          .91%**
Portfolio turnover rate                  13.47%       12.51%         9.42%

 *NOT ANNUALIZED FOR PERIOD LESS THAN ONE YEAR.
**ANNUALIZED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Emerging Markets Series
Investment Portfolio, December 31, 1995

---------------------------------------------------------------------------------------------------------------------------------

                                                                                                 SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                              INDUSTRY                                LOCAL CURRENCY       VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES: 82.1%
---------------------------------------------------------------------------------------------------------------------------------
Argentina: 10.1%
  Aluar Aluminio Argentino SA, B                           Miscellaneous Materials & Commodities          56,669     $    509,944
**Astra Cia Argentina de Petroleo SA                       Energy Sources                              1,080,030        1,997,756
**Atanor Cia Nacional Para la Industria Quimica SA, D      Chemicals                                     339,303          810,813
**Banco Bansud SA, B                                       Banking                                       372,328        2,773,428
  Banco de Galicia y Buenos Aires SA, B                    Banking                                     2,785,449       14,482,162
  Banco Frances del Rio de la Plata SA                     Banking                                       799,950        7,078,496
  Capex SA, A                                              Utilities--Electrical & Gas                    35,650          260,206
  Central Costanera SA, B                                  Utilities--Electrical & Gas                   506,468        1,559,687
**Central Termoelectricia de Buenos Aires                  Utilities--Electrical & Gas                    20,470           24,151
**Ciadea SA                                                Automobiles                                   443,332        2,304,981
  Citicorp Equity Investment SA, A                         Financial Services                            132,760          464,590
**Comercial de Plata SA                                    Multi-Industry                              4,059,120       10,755,055
  Industrias Petroquimicas Koppers                         Chemicals                                   1,257,372        4,714,438
 *Juan Minetti SA                                          Building Materials & Components               183,913          606,822
  Molinos Rio de Plata SA, B                               Food & Household Products                   1,021,525        8,375,249
  Nobleza Piccardo Sdad Industrial Comercial y Financial   Beverages & Tobacco                            47,543          180,636
  Perez Companc SA, B                                      Energy Sources                              2,878,762       15,255,150
**Sevel Argentina SA, C                                    Automobiles                                   835,574        1,495,453
  Transportadora de Gas del Sur SA, B                      Energy Sources                              1,367,404        3,294,949
  YPF Sociedad Anonima, ADR                                Energy Sources                                168,100        3,635,163
**Zanella Hermanos SA                                      Automobiles                                   743,582          124,903
                                                                                                                     ------------
                                                                                                                       80,704,032
---------------------------------------------------------------------------------------------------------------------------------
Bolivia: 0.1%
  Compania Boliviana de Energia Electricas SA              Utilities--Electrical & Gas                    17,650          586,862
---------------------------------------------------------------------------------------------------------------------------------
Brazil: 9.0%
  Banco Bradesco SA                                        Banking                                   496,913,447        3,834,406
  Banco Bradesco SA, pfd.                                  Banking                                    72,851,843          637,112
**Banco Bradesco SA, rts.                                  Banking                                     1,703,421            2,804
**Banco Bradesco SA, rts.                                  Banking                                    11,618,830            7,172
**Banco do Brazil SA                                       Banking                                    77,454,792          820,808
**Banco do Brazil SA, pfd.                                 Banking                                   374,389,390        4,237,135
**Banespa-Banco do Estado de Sao Paulo SA, pfd.            Banking                                   708,897,530        3,646,780
  Brasmotor SA, pfd.                                       Multi-Industry                              4,580,000          909,450
**Cia Mesbla SA, pfd.                                      Merchandising                              33,734,000          416,491
  Copene-Petroquimica do Nordeste SA, A, pfd.              Chemicals                                     331,700          148,109
  Duratex SA, pfd.                                         Forest Products & Paper                    41,005,900        1,425,999
  Eletrobras-Centrais Eletricas Brasileiras SA, B, pfd.    Utilities--Electrical & Gas                56,362,106       15,251,025
  Itausa-Investimentos Itau SA, pfd.                       Multi-Industry                             15,133,804        8,252,396
  Mannesmann SA                                            Machinery & Engineering                     1,690,720          266,146
  Mannesmann SA, pfd.                                      Machinery & Engineering                     1,670,650          283,595
  Marcopolo SA, B, pfd.                                    Automobiles                                 7,243,800        1,073,211
  Petrobras-Petroleo Brasileiro SA, pfd.                   Energy Sources                             79,458,666        6,784,582
  Refripar-Refrigeracao Parana SA, pfd.                    Appliances & Household Durables           293,871,000          586,563
  Telebras-Telecomunicacoes Brasileiras SA                 Telecommunications                        238,952,583        9,243,909
  Telebras-Telecomunicacoes Brasileiras SA, pfd.           Telecommunications                         68,205,968        3,284,160
**Telerj-Telecomunicacoes do Rio de Janeiro SA, pfd.       Telecommunications                         11,012,544          713,813
  Unibanco-Uniao de Bancos Brasileiros SA, pfd.            Banking                                    82,550,584        3,227,452
  Vale de Rio Doce, pfd.                                   Metals & Mining                            39,401,650        6,486,202
                                                                                                                     ------------
                                                                                                                       71,539,320
---------------------------------------------------------------------------------------------------------------------------------
Chile: 0.1%
  Antofagasta Holdings PLC                                 Metals & Mining                               150,000          681,373
---------------------------------------------------------------------------------------------------------------------------------
China: 2.1%
  China First Pencil Co. Ltd., B                           Recreation, Other Consumer Goods              597,400          199,532
 China Merchants Shekou Port Service Co. Ltd., B           Transportation                                600,000          217,265

Templeton Institutional Funds, Inc.
Emerging Markets Series
Investment Portfolio, December 31, 1995 (cont.)

--------------------------------------------------------------------------------------------------------------------------------

                                                                                                SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                                  INDUSTRY                           LOCAL CURRENCY       VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
--------------------------------------------------------------------------------------------------------------------------------
China: (cont.)
  China Southern Glass Co. Ltd., B                              Building Materials & Components        1,504,800     $    622,743
**China Textile Machinery Co. Ltd., B                           Machinery & Engineering                  816,000          130,560
  Chiwan Wharf Holdings Ltd., B                                 Transportation                         2,132,000          802,343
**Foshan Electrical and Lighting Co. Ltd., B                    Appliances & Household Durables          400,000          268,994
  Guangzhou Shipyard International Co. Ltd., H                  Machinery & Engineering                2,438,000          617,973
  Luoyang Glass Co. Ltd., H                                     Misc Materials & Commodities             445,000          114,523
  Shandong Huaneng Power                                        Utilities--Electrical & Gas              195,000        1,316,250
  Shanghai Chlor-Alkali Chemical Co. Ltd., B                    Chemicals                              4,831,000        1,227,074
**Shanghai Dazhong Taxi Shareholding Co. Ltd., B                Transportation                           700,000          534,800
**Shanghai Erfangji Textile Machinery Co. Ltd., B               Machinery & Engineering                3,234,000          459,228
  Shanghai Industrial Sewing Machine Corp.                      Machinery & Engineering                  930,000          150,660
  Shanghai Jin Jiang Tower Co. Ltd., B                          Leisure & Tourism                      2,845,000          802,290
  Shanghai Jinqiao Export Processing Zone                       Real Estate
    Development, B                                                                                     2,679,300        1,002,058
  Shanghai Lian Hua Fibre Corp., B                              Textiles & Apparel                     1,126,560          191,515
  Shanghai Lujiaxui Finance & Trade Zone                        Real Estate
    Development Stock Co. Ltd., B                                                                      4,201,000        2,386,168
  Shanghai Narcissus Electric Appliances Co. Ltd., B            Appliances & Household Durables          660,000          112,200
**Shanghai Refrigerator Compressor Co. Ltd., B                  Industrial Components                    211,500           75,294
**Shanghai Rubber Belt Co. Ltd., B                              Industrial Components                     41,000            6,683
  Shanghai Steel Tube Co. Ltd., B                               Machinery & Engineering                2,257,640          316,070
  Shanghai Tyre & Rubber Co. Ltd., B                            Industrial Components                  1,214,000          250,084
**Shanghai Vacuum Electron Devices Co. Ltd., B                  Appliances & Household Durables        1,593,759          369,752
  Shanghai Wingsung Stationery Co. Ltd., B                      Recreation, Other Consumer Goods         180,000           35,280
  Shanghai Yaohua Pilkington Glass, B                           Building Materials & Components        2,273,000        2,000,240
  Shenzhen China Bicycles Co. (Holdings) Ltd., B                Recreation, Other Consumer Goods       1,875,000          307,953
  Shenzhen Gintian Industrial Co. Ltd., B                       Multi-Industry                           750,080          257,059
  Shenzhen Huafa Electronics Co. Ltd., B                        Appliances & Household Durables           50,000            8,568
  Shenzhen Properties &  Resources Development (Group) Ltd., B  Real Estate                            2,100,560          421,063
  Shenzhen Tellus Machinery & Electronics Co. Ltd., B           Multi-Industry                            41,800            6,054
  Shenzhen Vanke Co. Ltd., B                                    Real Estate                            1,957,300          721,410
  Tsann Kuen Enterprise Co. Ltd., B                             Appliances & Household Durables        1,520,000          294,859
  Zhuhai Sez Lizhu Pharmaceutical, B                            Health & Personal Care                   858,800          283,212
                                                                                                                     ------------
                                                                                                                       16,509,757
---------------------------------------------------------------------------------------------------------------------------------
Colombia: 0.1%
  Promigas SA                                                   Utilities--Electrical & Gas               29,705           77,954
---------------------------------------------------------------------------------------------------------------------------------
Czech Republic: 0.6%
**CEZ, GDR                                                      Utilities--Electrical & Gas               68,030        2,466,088
**CEZ, GDS, 144A                                                Utilities--Electrical & Gas               26,000          942,500
**SPT Telecom AS                                                Telecommunications                        16,000        1,512,038
                                                                                                                     ------------
                                                                                                                        4,920,626
---------------------------------------------------------------------------------------------------------------------------------
Greece: 4.7%
  Alpha Credit Bank                                             Banking                                  239,753       13,853,879
  Alpha Leasing SA                                              Financial Services                       159,480        3,901,405
  Delta Dairy SA, pfd.                                          Food & Household Products                 71,544        1,056,156
  Elais Oleaginous Co.                                          Food & Household Products                 61,200        1,987,600
  Ergo Bank SA                                                  Banking                                  119,220        4,749,390
  Etba Leasing                                                  Financial Services                       103,940        1,896,075
  Fourlis Brothers Corp. SA                                     Appliances & Household Durables          115,450        1,375,622
  Hellas Can--Container Manufacturers                           Metals & Mining                          102,580        2,055,148
  Intracom SA                                                   Electrical & Electronics                  50,000        1,077,650
  National Bank of Greece SA                                    Banking                                   46,150        2,352,367
  Titan Cement Co., reg.                                        Building Materials & Components           60,490        2,538,595
  X. Benrubi & Son SA                                           Food & Household Products                182,470        1,031,295
                                                                                                                     ------------
                                                                                                                       37,875,182
---------------------------------------------------------------------------------------------------------------------------------

Templeton Institutional Funds, Inc.
Emerging Markets Series
Investment Portfolio, December 31, 1995 (cont.)

-----------------------------------------------------------------------------------------------------------------------------

                                                                                             SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                            INDUSTRY                              LOCAL CURRENCY       VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
-----------------------------------------------------------------------------------------------------------------------------
Hong Kong: 14.0%
  Cheung Kong Holdings Ltd.                               Multi-Industry                            3,036,000     $ 18,492,803
  China Overseas Land & Investment Ltd.                   Real Estate                               3,496,000          614,880
  CNT Group Ltd.                                          Multi-Industry                           22,606,934        1,344,868
  Cross Harbour Tunnel Co. Ltd.                           Transportation                              799,010        1,513,805
  Dairy Farm International Holdings Ltd.                  Merchandising                             1,846,513        1,698,792
  Dickson Concepts (International) Ltd.                   Merchandising                             1,325,000        1,233,754
  East Asiatic Co. (Hong Kong) Ltd. (The)                 Wholesale & International Trade           1,684,000          200,360
**Fu Hui Jewellery Co. (H.K.) Ltd.                        Recreation, Other Consumer Goods          3,000,000          116,392
  Gold Peak Industries (Holdings) Ltd.                    Electrical & Electronics                    155,000           76,673
  Goldlion Holdings Ltd.                                  Textiles & Apparel                        3,066,000        2,240,272
  Great Wall Electronic International Ltd.                Electrical & Electronics                    802,000           59,119
  Hang Lung Development Co. Ltd.                          Real Estate                               5,201,000        8,273,172
**Hang Lung Development Co. Ltd., wts.                    Real Estate                                 418,600           62,797
  Hongkong Electric Holdings Ltd.                         Utilities--Electrical & Gas                 246,000          806,479
  HSBC Holdings PLC                                       Banking                                   1,485,000       22,469,447
  IMC Holdings Ltd.                                       Transportation                              145,000           85,322
  Jardine International Motor Holdings Ltd.               Automobiles                               1,360,000        1,547,753
  Jardine Matheson Holdings Ltd.                          Multi-Industry                              192,352        1,317,611
  Jardine Strategic Holdings Ltd.                         Multi-Industry                            1,226,250        3,752,325
**Jardine Strategic Holdings Ltd., wts.                   Multi-Industry                              136,250           43,600
  JCG Holdings Ltd.                                       Financial Services                          433,000          316,385
  Joyce Boutique Holdings Ltd.                            Merchandising                             4,704,000        1,095,015
  K Wah International Holdings Ltd.                       Building Materials & Components          11,246,804        1,687,202
**K Wah International Holdings Ltd., wts.                 Building Materials & Components           1,086,860           34,437
  Lai Sun Development Co. Ltd.                            Real Estate                              11,467,000        1,379,154
  Lai Sun Garment International Ltd.                      Multi-Industry                            1,122,000        1,088,264
**Laws International Holdings Ltd.                        Textiles & Apparel                        3,128,000          279,123
  Leefung-Asco Printers Holdings Ltd.                     Broadcasting & Publishing                   470,000           66,861
  Luks Industrial Co. Ltd.                                Appliances & Household Durables             700,000           71,516
  New World Development Co. Ltd.                          Real Estate                               3,966,491       17,286,873
  S. Megga International Holdings Ltd.                    Electronic Components & Instruments       1,626,000           60,982
  Semi-Tech (Global) Co. Ltd.                             Appliances & Household Durables           1,010,362        1,626,771
**South Sea Development Co. Ltd.                          Real Estate                               1,845,000           57,503
  Stelux International Holdings Ltd.                      Multi-Industry                            5,477,881        1,402,678
  Sun Hung Kai & Co. Ltd.                                 Financial Services                        5,952,000        1,270,068
  Sun Hung Kai Properties Ltd.                            Real Estate                               1,555,000       12,719,528
  Swire Pacific Ltd., B                                   Multi-Industry                              230,000          287,035
  Tian An China Investments Co. Ltd.                      Real Estate                               2,451,000          304,295
  Tungtex (Holdings) Co. Ltd.                             Textiles & Apparel                        2,972,000          307,481
  Vitasoy International Holdings Ltd.                     Food & Household Products                   694,000          296,178
  Wai Kee Holdings Ltd.                                   Construction & Housing                      394,126           49,441
  Wheelock & Co. Ltd.                                     Multi-Industry                            1,228,000        2,104,235
  Wing Shan International Ltd.                            Utilities--Electrical & Gas                 544,000           56,282
  Wo Kee Hong Holdings Ltd.                               Merchandising                             4,054,000          634,380
  Yaohan Hongkong Corp. Ltd.                              Merchandising                             4,702,000          249,314
  Yue Yuen Industrial (Holdings) Ltd.                     Recreation, Other Consumer Goods          4,885,000        1,295,086
                                                                                                                  ------------
                                                                                                                   111,976,311
-----------------------------------------------------------------------------------------------------------------------------
Hungary: 0.3%
  Chinoin Pharmaceutical & Chemical Works Co. Ltd.        Health & Personal Care                        2,000          494,035
**Egis RT                                                 Multi-Industry                                2,350           52,201
**Fotex First Hungarian-American Photo-Service            Multi-Industry                            1,784,000        1,033,972
**Gedeon Richter Ltd.                                     Multi-Industry                               15,000          288,750
**Ibusz                                                   Leisure & Tourism                            38,280          204,797
**Ibusz, new                                              Leisure & Tourism                            12,760           63,083
**OTP Bank, GDR                                           Banking                                      40,000          276,660
  Pick Szeged RT, GDR                                     Food & Household Products                     3,500          131,250
                                                                                                                 ------------
                                                                                                                    2,544,748
-----------------------------------------------------------------------------------------------------------------------------

Templeton Institutional Funds, Inc.
Emerging Markets Series
Investment Portfolio, December 31, 1995 (cont.)

------------------------------------------------------------------------------------------------------------------------------

                                                                                             SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                                    INDUSTRY                      LOCAL CURRENCY       VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
-----------------------------------------------------------------------------------------------------------------------------
Indonesia: 4.8%
  PT Anwar Sierad, fgn.                                           Food & Household Products         1,191,000     $    559,950
  PT Aqua Golden Mississippi, fgn.                                Beverages & Tobacco                 179,400          125,537
  PT Astra International, fgn.                                    Multi-Industry                        4,500            9,348
  PT Bank Dagang Nasional Indonesia, fgn.                         Banking                             600,000          492,018
  PT Bank PDFCI, fgn.                                             Banking                             243,000          154,100
  PT Barito Pacific Timber, fgn.                                  Forest Products & Paper          13,631,000        9,985,535
  PT BBL Dharmala Finance, fgn.                                   Financial Services                  833,000          874,349
**PT Bimantara Citra, fgn.                                        Multi-Industry                    4,658,500        3,871,047
  PT Branta Mulia, fgn.                                           Automobiles                         349,200          412,351
  PT Charoen Pokphand Indonesia, fgn.                             Food & Household Products           889,000        1,807,938
  PT Dharmala Intiland, fgn.                                      Real Estate                         314,000          171,660
  PT Duta Anggada Realty, fgn.                                    Real Estate                         832,500          400,503
  PT Duta Pertiwi Nusantura, fgn.                                 Chemicals                            59,813           18,311
  PT Eratex Djaja, fgn.                                           Textiles & Apparel                  328,000          114,761
  PT Ficorinvest Bank, fgn.                                       Banking                             140,000          122,458
  PT Gadjah Tunggal, fgn.                                         Automobiles                       2,865,500        1,597,862
  PT Gajah Surya Multi Finance, fgn.                              Financial Services                1,294,000          580,079
  PT Ganda Wangsa Utama, fgn.                                     Textiles & Apparel                  463,600          126,722
  PT Hadtex Indosyntec, fgn.                                      Textiles & Apparel                1,417,500          666,439
  PT Hotel Prapatan, fgn.                                         Leisure & Tourism                    32,500           28,428
  PT Intan Wijaya Chemical Industry, fgn.                         Chemicals                           141,000           32,375
  PT Inter-Pacific Bank, fgn.                                     Banking                             589,500          476,963
  PT Jakarta International Hotel & Development, fgn.              Real Estate                         502,000          614,739
  PT Japfa Comfeed Indonesia, fgn.                                Food & Household Products         1,661,000          817,242
  PT Metrodata Electronic, fgn.                                   Electrical & Electronics             45,000           28,291
  PT Multibreeder Adirama, fgn.                                   Food & Household Products           221,250           77,411
  PT Multipolar Corp., fgn.                                       Electrical & Electronics            141,000           64,750
  PT Polysindo Eka Perkasa, fgn.                                  Textiles & Apparel                8,312,000        4,725,825
  PT Pudjiadi Prestige Ltd., fgn.                                 Real Estate                         612,000          428,253
 +PT Sarasa Nugraha, fgn.                                         Textiles & Apparel                2,890,000        1,911,710
**PT Sinar Mas Multi Artha, fgn.                                  Financial Services                4,319,000        3,730,604
  PT Summarecon Agung, fgn.                                       Real Estate                         854,137          504,301
  PT Ultra Jaya Milk, fgn.                                        Food & Household Products             1,800              866
  PT Unggul Indah Corp., fgn.                                     Chemicals                         2,937,000        2,697,442
                                                                                                                  ------------
                                                                                                                    38,230,168
------------------------------------------------------------------------------------------------------------------------------
Israel: 0.7%
**Agis Industries Ltd.                                            Health & Personal Care                2,800           19,851
  Bank Hapoalim BM                                                Banking                             326,348          538,645
  Clal Industries Ltd.                                            Multi-Industry                      173,978          933,530
  Discount Investment Corp.                                       Multi-Industry                       47,433        3,141,242
  Super Sol Ltd.                                                  Merchandising                         9,800          205,530
  The First International Bank of Israel                          Banking                               3,977          481,196
                                                                                                                  ------------
                                                                                                                     5,319,994
------------------------------------------------------------------------------------------------------------------------------
Korea (South): 1.9%
  Boram Bank Co. Ltd.                                             Banking                             239,100        3,128,411
  Central Investment & Finance Corp.                              Financial Services                   46,251          861,524
 **Dae Duck Electronics Co. Ltd.                                  Electrical & Electronics              4,000          159,330
  Daegu Bank Co. Ltd.                                             Banking                             147,000        2,256,495
**Daegu Bank Co. Ltd., new                                        Banking                              15,272          224,586
  Daehan Synthetic Fiber Co. Ltd.                                 Textiles & Apparel                    5,790          712,788
  Hae In Corp. Ltd.                                               Merchandising                         1,500          108,959
  Hankook Cosmetics Co. Ltd.                                      Health & Personal Care               14,940          418,878
  Kyong Nam Bank                                                  Banking                              65,000          666,549
**Kyung Dong Boiler Co Ltd                                        Energy Equipment & Services          23,770          977,458
**Kyung Dong Boiler Co. Ltd., new                                 Energy Equipment & Services           3,803          152,708
**Shinsung Industries Co. Ltd.                                    Electrical & Electronics             14,000          458,395

Templeton Institutional Funds, Inc.
Emerging Markets Series
Investment Portfolio, December 31, 1995 (cont.)

----------------------------------------------------------------------------------------------------------------------------

                                                                                            SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                               INDUSTRY                          LOCAL CURRENCY       VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
----------------------------------------------------------------------------------------------------------------------------
Korea (South): (cont.)
**Ssangyong Oil Refining Co Ltd                             Energy Equipment & Services              99,000     $  2,801,225
  Tong Yang Investment and Finance Co. Ltd.                 Financial Services                       91,000        1,618,820
  Yuhwa                                                     Textiles & Apparel                        5,440          278,750
                                                                                                                ------------
                                                                                                                  14,824,876
----------------------------------------------------------------------------------------------------------------------------
Malaysia: 2.1%
  Aokam Perdana Bhd.                                        Multi-Industry                          191,000          308,344
  Federal Flour Mills Bhd.                                  Food & Household Products               957,500        2,243,227
  Malayawata Steel Bhd., fgn.                               Metals & Mining                       1,139,000        1,856,700
  Malaysian International Shipping Corp. Bhd., fgn.         Transportation                        1,943,333        5,088,461
  Oriental Holdings Bhd., fgn.                              Automobiles                             657,000        3,337,126
  Perlis Plantations Bhd.                                   Multi-Industry                           10,000           30,965
  Perlis Plantations Bhd., fgn.                             Multi-Industry                          837,400        2,621,306
  Shangri-La Hotels (Malaysia) Bhd.                         Leisure & Tourism                     1,832,000        1,781,722
                                                                                                                ------------
                                                                                                                  17,267,851
----------------------------------------------------------------------------------------------------------------------------
Mexico: 9.9%
  Cemex SA, B                                               Building Materials & Components       2,217,875        8,049,320
**Cifra SA, C                                               Merchandising                        10,406,602       10,494,279
**DESC SA, A                                                Multi-Industry                          104,000          342,735
**DESC SA, B                                                Multi-Industry                          548,544        2,012,158
**DESC SA, C                                                Multi-Industry                          113,000          402,787
  Grupo Financiero Banamex Accival SA, B                    Banking                               3,704,000        6,202,940
**Grupo Financiero Banamex Accival SA, L                    Banking                               2,414,950        3,587,210
**Grupo Financiero Bancomer SA de CV, B                     Banking                              15,276,934        4,257,344
  Grupo Financiero Bancomer SA de CV, L                     Banking                               4,046,553        1,049,009
**Grupo Financiero Serfin SA, B                             Banking                               2,152,000        1,115,749
  Grupo Industrial Alfa SA, A                               Multi-Industry                          246,794        3,163,698
  Grupo Industrial Maseca SA de CV, B                       Food & Household Products               185,093          113,239
  Telmex-Telefonos de Mexico SA, L                          Telecommunications                      181,000          289,975
  Telmex-Telefonos de Mexico SA, L, ADR                     Telecommunications                    1,113,500       35,492,812
**Tubos de Acero de Mexico SA                               Machinery & Engineering                     896            6,539
  Vitro SA                                                  Food & Household Products             1,788,693        2,782,154
                                                                                                                 ------------
                                                                                                                   79,361,948
----------------------------------------------------------------------------------------------------------------------------
Pakistan: 0.9%
**Bank of Punjab                                            Banking                                 530,800          395,589
**DG Khan Cement Co.                                        Building Materials & Components         660,000          578,680
**DG Khan Cement Co., rts.                                  Building Materials & Components         198,000           69,442
  Engro Chemical                                            Chemicals                               160,000          661,683
  Fauji Fertilizer Co. Ltd.                                 Chemicals                               228,000          341,509
  Khadim Ali Sham Bukhari & Co. Ltd.                        Financial Services                      219,120          163,303
  National Development Leasing Corp.                        Financial Services                      273,375          133,828
**Pakistan Electron Ltd.                                    Appliances & Household Durables         110,000          105,214
**Pakistan Telecom Corp. PTC, ADR                           Telecommunications                        5,000          435,000
**Pakistan Telecom Corp. PTC                                Telecommunications                    4,871,000        4,334,896
**Union Bank Ltd.                                           Banking                                 383,625          242,178
                                                                                                                ------------
                                                                                                                   7,461,322
----------------------------------------------------------------------------------------------------------------------------
Philippines: 3.0%
**Belle Corp.                                               Real Estate                          30,000,000        4,117,423
**Keppel Philippine Holdings Inc., B                        Machinery & Engineering                 687,500          288,315
**Philex Minning Corp., B                                   Metals & Mining                       8,048,610          920,542
  Philippine Long Distance Telephone Co., ADR               Telecommunications                      204,905       11,090,483
**Philippine National Bank                                  Banking                                 236,309        2,612,642
  RFM Corp.                                                 Food & Household Products            18,750,500        4,003,157
  Sime Darby Pilipinas Inc.                                 Industrial Components                   956,400          729,241
                                                                                                                ------------
                                                                                                                  23,761,803
----------------------------------------------------------------------------------------------------------------------------

Templeton Institutional Funds, Inc.
Emerging Markets Series
Investment Portfolio, December 31, 1995 (cont.)

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                                 INDUSTRY                              LOCAL CURRENCY       VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
----------------------------------------------------------------------------------------------------------------------------------
Poland: 0.1%
  Bank Przemyslowo-Handlowy SA                                Banking                                      21,991     $    637,743
  Elektrim Towarzystwo Handlowe SA                            Utilities--Electrical & Gas                  50,000          169,337
  Wielkopolski Bank Kredytowy SA                              Banking                                     150,000          310,282
                                                                                                                      ------------
                                                                                                                         1,117,362
----------------------------------------------------------------------------------------------------------------------------------
Portugal: 6.8%
  Banco Chemical (Portugal)                                   Banking                                      92,370        1,024,448
  Banco Comercial Portugues SA                                Banking                                     983,114       13,366,541
  Banco Comercial Portugues, 8.75%, conv., 5/21/02            Corporate Bond                            3,000,000*       4,062,428
  Banco Espirito Santo e Comercial de Lisboa                  Banking                                     732,655       11,072,428
  Banco Portugues do Investimento SA, new                     Banking                                     261,355        2,949,247
  Banco Totta & Acores SA                                     Banking                                     547,451        9,048,898
**Banco Totta & Acores SA, new                                Banking                                      49,768          756,121
  BPI Socieda de Gestora de Participacoes Socias SA           Banking                                     476,300        5,693,006
**Cel-Cat Fabrica Nacional de Conductores Electricos SA       Electronic Components & Instruments           9,522          148,675
 +Compta-Equipamentos e Servicos de Informatica SA            Business & Public Services                   75,240          766,601
  Espirito Santo Financial Holding SA, ADR                    Banking                                     308,420        3,662,488
**Portucel Industrial Empresa Product de Celulose SA          Forest Products & Paper                     220,000        1,300,818
**Sociedade Portuguesa de Celulose SA                         Forest Products & Paper                      43,510          900,868
                                                                                                                      ------------
                                                                                                                        54,752,567
----------------------------------------------------------------------------------------------------------------------------------
Singapore: 1.5%
  Acma Ltd.                                                   Electrical & Electronics                     72,000          239,236
  Acma Ltd., fgn.                                             Electrical & Electronics                    260,600          865,903
  Chemical Industries (Far East) Ltd.                         Chemicals                                   883,500        1,961,251
  First Capital Corp. Ltd., fgn.                              Real Estate                                 145,000          401,838
  G.P. Batteries International Ltd.                           Electrical & Electronics                     37,000           89,170
**GP Batteries International Ltd., wts.                       Electrical & Electronics                      9,250            6,290
  Hai Sun Hup Group Ltd.                                      Transportation                              552,000          370,732
  Hinds Hotels International Ltd.                             Leisure & Tourism                           268,000          318,303
  Hinds Hotels International Ltd., fgn.                       Leisure & Tourism                           188,000          223,287
  Inchcape Bhd., fgn.                                         Wholesale & International Trade             567,000        1,819,852
  Isetan (Singapore) Ltd., fgn.                               Merchandising                                61,000          119,024
  Jaya Holdings Ltd.                                          Transportation                              843,000          935,673
  Jaya Holdings Ltd., 3.00%, conv. ln. stk., 8/31/98          Corporate Bond                               80,400*         130,732
**Jaya Holdings Ltd., wts.                                    Transportation                               75,240           53,458
  Natsteel Ltd., fgn.                                         Metals & Mining                             803,000        1,646,306
**Osprey Maritime Ltd.                                        Transportation                              132,000          277,200
  Prima Ltd.                                                  Food & Household Products                   105,000          400,848
  Singapore Bus Service (1978) Ltd., fgn.                     Transportation                              249,600        1,782,227
  TIBS Holdings Ltd.                                          Transportation                               78,000          190,795
**TIBS Holdings Ltd., wts.                                    Transportation                               30,000           25,027
                                                                                                                      ------------
                                                                                                                        11,857,152
----------------------------------------------------------------------------------------------------------------------------------
South Africa: 2.0%
  BTR Dunlop Ltd.                                             Industrial Components                       284,500          546,290
  Del Monte Royal Foods Ltd                                   Food & Household Products                   813,650        1,127,125
  Engen Ltd.                                                  Energy Sources                              670,591        5,058,635
  First National Bank Holdings Ltd.                           Banking                                     479,300        4,404,485
  Nedcor Ltd.                                                 Banking                                     164,137        2,836,547
  Palabora Mining Co. Ltd.                                    Metals & Mining                                 700           10,753
  Rembrandt Group Ltd.                                        Multi-Industry                              189,400        1,818,406
  Sun International (South Africa) Ltd.                       Leisure & Tourism                           170,000          279,797
                                                                                                                      ------------
                                                                                                                        16,082,038
----------------------------------------------------------------------------------------------------------------------------------
Sri Lanka: 0.1%
  Aitken Spence & Co. Ltd.                                    Multi-Industry                               50,000          172,988
  Associated Motorways Ltd.                                   Automobiles                                 100,512           81,823

Templeton Institutional Funds, Inc.
Emerging Markets Series
Investment Portfolio, December 31, 1995 (cont.)

----------------------------------------------------------------------------------------------------------------------------

                                                                                            SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                               INDUSTRY                          LOCAL CURRENCY       VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
----------------------------------------------------------------------------------------------------------------------------
Sri Lanka: (cont.)
  Ceylon Holiday Resorts Ltd.                               Leisure & Tourism                       185,000     $    126,642
  Lanka Walltile Ltd.                                       Building Materials & Components          34,000           28,936
**National Development Bank of Sri Lanka                    Banking                                  70,000          284,921
  United Motor Lanka Ltd.                                   Automobiles                             112,000           54,912
                                                                                                                ------------
                                                                                                                     750,222
----------------------------------------------------------------------------------------------------------------------------
Thailand: 1.5%
  American Standard Sanitaryware Public Co. Ltd., fgn.      Building Materials & Components          95,600        1,635,713
  Asia Fibre Public Co. Ltd., fgn.                          Textiles & Apparel                      669,500          358,803
  Ayudhya Insurance Public Co. Ltd., fgn.                   Insurance                               150,900          982,437
  Bangkok Land Public Co. Ltd., fgn.                        Real Estate                             717,000        1,095,852
  Chareon Pokphand Feedmill Public Co. Ltd., fgn.           Food & Household Products                66,000          322,271
  Charoen Pokphand Feedmill Public Co. Ltd.                 Food & Household Products               249,000        1,166,415
  Hua Thai Manufacturing Public Co. Ltd.                    Textiles & Apparel                       51,000          156,401
  Karat Sanitaryware Public Co. Ltd., fgn.                  Building Materials & Components         161,600          654,355
  Kian Gwan (Thailand) Public Co. Ltd., fgn.                Real Estate                             104,000          279,714
**Royal Ceramic Industry Public Co. Ltd., fgn.              Building Materials & Components         206,700          324,123
  Saha Pathanapibul Public Co Ltd., fgn.                    Food & Household Products               593,000        1,165,284
  Saha Union Public Co. Ltd., fgn.                          Multi-Industry                        1,249,300        1,413,460
  Sanyo Universal Electric Public Co Ltd., fgn.             Appliances & Household Durables         184,600          776,800
  Thai Asahi Glass Public Co. Ltd.                          Building Materials & Components          94,910          194,040
  Thai Asahi Glass Public Co. Ltd., fgn.                    Building Materials & Components          32,000           65,423
  Thai Rayon Public Co. Ltd.                                Textiles & Apparel                       35,000          305,677
  Thai Rayon Public Co. Ltd., fgn.                          Textiles & Apparel                       36,660          325,632
  Thai Wacoal Public Co. Ltd., fgn.                         Textiles & Apparel                      157,700        1,184,785
  Thai Wah Public Co. Ltd., fgn.                            Multi-Industry                            8,450           10,399
  United Motor Works (Siam) Public Co. Ltd.                 Machinery & Engineering                   2,100           10,254
                                                                                                                ------------
                                                                                                                  12,427,838
----------------------------------------------------------------------------------------------------------------------------
Turkey: 4.4%
  Akbank                                                    Banking                              37,242,670        7,032,688
  Akcimento                                                 Building Materials & Components       2,082,000          786,305
  Aksigorta AS                                              Insurance                             6,712,500          523,553
  Alarko Sanayii ve Ticaret SA                              Appliances & Household Durables         852,000          237,833
**Alcatel Teletas Endustri Tic AS                           Telecommunications                    1,687,000          463,994
  Anadolu Anonim Turk Sigorta Sirketi                       Insurance                             2,752,000          109,583
  Arcelik AS                                                Appliances & Household Durables      31,189,857        2,509,529
  Bagfas                                                    Chemicals                             3,162,000          973,522
  Bekoteknik AS                                             Appliances & Household Durables      15,428,758        1,038,718
  Borusan AS                                                Industrial Components                   998,000          200,747
**Celik Halat ve Sanayii ve Ticaret AS                      Building Materials & Components       1,498,374           98,415
  Cimentas Izmir Cimento Fabrikasi Turk AS                  Building Materials & Components       3,961,250        2,341,626
  Cimsa Cimento Sanayi ve Ticaret AS                        Building Materials & Components       2,000,000          870,279
  Compagnie Financiere Ottomane SA                          Banking                                  38,000        1,386,818
**Erciyas Biracilik                                         Food & Household Products             5,000,000        2,339,901
  Eregli Demir ve Celik Fabrikalari AS                      Metals & Mining                      23,471,000        1,927,011
  Finans Bank AS, br.                                       Banking                              15,070,331          600,091
  Izocam Ticaret ve Sanayii AS, br.                         Building Materials & Components       1,563,796          143,797
  Kartonsan                                                 Forest Products & Paper               5,042,000        1,324,663
  Koc Holding AS                                            Multi-Industry                        3,296,000          470,857
**Koc Yatirim ve Sanayii Mamullesi Pazarlanca AS            Multi-Industry                        7,279,064        1,553,823
  Marshall Boya ve Vernik Sanayii AS                        Industrial Components                 7,106,568          688,485
  Netas Northern Electric Telekomunic Asyon AS              Electrical & Electronics              2,177,000          616,638
**Otosan Otomobil Sanayii AS                                Automobiles                           6,721,500        1,103,695
**Tat Konserve Sanayii AS                                   Food & Household Products               818,666          517,547
  Tekstil Bankasi AS, br.                                   Banking                                 757,160           24,555
  Tofas Turk Otomobil Fabrikasi AS                          Automobiles                          14,385,000        1,393,621

Templeton Institutional Funds, Inc.
Emerging Markets Series
Investment Portfolio, December 31, 1995 (cont.)

------------------------------------------------------------------------------------------------------------------------------

                                                                                             SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                                INDUSTRY                          LOCAL CURRENCY       VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
------------------------------------------------------------------------------------------------------------------------------
Turkey: (cont.)
  Trakya Cam Sanayii AS                                      Building Materials & Components       5,938,550     $    604,581
  Turk Demir Dokum, br.                                      Appliances & Household Durables       6,785,331          668,506
  Turkiye Garanti Bankasi AS                                 Banking                              26,360,650        2,207,542
  Vakif Finansal Kiralama AS                                 Financial Services                    9,473,942          233,348
                                                                                                                 ------------
                                                                                                                   34,992,271
------------------------------------------------------------------------------------------------------------------------------
Venezuela: 1.3%
  Banco Venezolano de Credito                                Banking                                  11,584          238,837
  Ceramica Carabobo CA, A                                    Building Materials & Components         234,000          203,191
  Ceramica Carabobo CA, A, ADR                               Building Materials & Components         130,000          135,980
  Ceramica Carabobo CA, B                                    Building Materials & Components       1,311,999        1,024,093
  Consolidada Carabobo, A                                    Building Materials & Components       2,488,000          111,758
  Consolidada Carabobo, B                                    Building Materials & Components       9,116,000          382,630
  Electricidad de Caracas                                    Utilities Electrical & Gas            5,800,942        3,964,119
  Fabrica Nacional de Cementos CA                            Building Materials & Components         285,995           20,639
  H.L. Boulton & Co. SA                                      Multi-Industry                       12,680,131          298,795
  Industrias Ventane                                         Utilities--Electrical & Gas             280,000           58,557
**Manufacturera de Aparatos Domesticos SA                    Appliances & Household Durables         180,613          140,966
  Mavesa SA, ADR                                             Food & Household Products               440,875        1,636,237
  Siderurgica Venezolana Sivensa Saica Svs                   Metals & Mining                         147,569           47,379
  Siderurgica Venezolana Sivensa Saica Svs, ADR              Metals & Mining                         339,750          545,401
  Vencemos de Cementos SA                                    Building Materials & Components         816,222        1,002,547
  Venezolana de Cementos-Vencemos, #2                        Building Materials & Components         309,920          333,198
**Venezolana Prerreducidos Caroni Venprecar CA,              Metals & Mining
    GDS, 144A                                                                                            118              493
                                                                                                                 ------------
                                                                                                                   10,144,820
                                                                                                                 ------------
TOTAL LONG TERM SECURITIES (cost $704,169,804)                                                                    655,768,397
------------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 19.1% (cost $152,256,757)
------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Bills, 4.50% to 5.40% with maturities
   to 3/14/96                                                U.S.                                152,939,000*     152,370,167
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS:101.2%  (cost $856,426,561)                                                                     808,138,564
OTHER ASSETS, LESS LIABILITIES: (1.2%)                                                                             (9,623,500)
                                                                                                                 ------------
TOTAL NET ASSETS: 100.0%                                                                                         $798,515,064
                                                                                                                 ============

 *PRINCIPAL AMOUNT IN CURRENCY OF COUNTRY INDICATED
**NON-INCOME PRODUCING.
 +SEE NOTE 5.


                 SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Emerging Markets Series
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets:
 Investments in securities, at value
  (identified cost $856,426,561)                $808,138,564
 Cash                                                345,459
 Receivables:
  Investment securities sold                         224,613
  Capital shares sold                             11,118,768
  Dividends and interest                           1,354,935
 Unamortized organization costs                        8,401
                                                ------------
   Total assets                                  821,190,740
                                                ------------
Liabilities:
 Payables:
  Investment securities purchased                 20,993,980
  Capital shares redeemed                            147,338
 Accrued expenses                                  1,534,358
                                                ------------
   Total liabilities                              22,675,676
                                                ------------
Net assets, at value                            $798,515,064
                                                ============
Net assets consist of:
 Undistributed net investment income            $  1,138,292
 Unrealized depreciation on investments          (48,493,644)
 Accumulated net realized gain                       683,366
 Net capital paid in on shares of capital stock  845,187,050
                                                ------------
Net assets, at value                            $798,515,064
                                                ============
Shares outstanding                                74,261,758
                                                ============
Net asset value per share
 ($798,515,064 / 74,261,758)                    $      10.75
                                                ============


                 SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Emerging Markets Series
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
for the year ended December 31, 1995

Investment income:
 (net of $982,685 foreign taxes withheld)
 Dividends                                       $ 15,649,496
 Interest                                           8,285,108
                                                 ------------
  Total income                                                 $ 23,934,604
Expenses:
 Management fees (Note 3 )                          8,488,442
 Administrative fees (Note 3)                         681,225
 Transfer agent fees (Note 3)                           9,000
 Custodian fees                                       975,150
 Reports to shareholders                               41,000
 Audit fees                                            39,000
 Legal fees (Note 3)                                    7,600
 Registration and filing fees                          60,000
 Directors' fees and expenses                          24,000
 Amortization of organization costs                     1,447
 Other                                                 14,465
                                                 ------------
  Total expenses                                                 10,341,329
                                                               ------------
   Net investment income                                         13,593,275
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                      10,856,724
  Foreign currency transactions                    (1,475,387)
                                                 ------------
                                                    9,381,337
                                                 ------------
 Net unrealized depreciation on:
  Investments                                     (29,162,934)
  Foreign currency translations of other assets
   and liabilities                                   (205,647)
                                                 ------------
                                                  (29,368,581)
                                                 ------------
  Net realized and unrealized loss                              (19,987,244)
                                                               ------------
Net decrease in net assets resulting from
 operations                                                    $ (6,393,969)
                                                               ============


                 SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Emerging Markets Series
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1995 and 1994

                                                      1995          1994
                                                  ------------  ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                           $ 13,593,275  $  8,480,304
  Net realized gain on investments and foreign
   currency transactions                             9,381,337    13,497,874
  Net unrealized depreciation                      (29,368,581)  (88,281,405)
                                                  ------------  ------------
   Net decrease in net assets resulting from op-
    erations                                        (6,393,969)  (66,303,227)
 Distributions to shareholders:
  From net investment income                       (12,454,983)   (8,480,304)
  From net realized gain                            (9,647,645)  (16,581,020)
 Capital share transactions (Note 2)               244,133,379   251,809,430
                                                  ------------  ------------
     Net increase in net assets                    215,636,782   160,444,879
Net assets:
 Beginning of year                                 582,878,282   422,433,403
                                                  ------------  ------------
 End of year                                      $798,515,064  $582,878,282
                                                  ============  ============



                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Emerging Markets Series
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Emerging Markets Series (the Fund) is a separate series of Templeton Institu-tional Funds, Inc. (the Company) which is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

b. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

The Brazilian government has exercised and may continue to exercise substantial influence over exchange of Brazilian currency. Under Brazilian law, whenever there occurs a serious imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Ex-change control regulations may restrict repatriation of investment income, cap-ital, or the proceeds of securities sales by foreign investors.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes.

d. Unamortized Organization Costs:

Organization costs are being amortized on a straight line basis over a five year period.

e. Security Transactions, Investment Income, Distributions, and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securi-ties is recorded as soon as information is available to the Fund. Interest in-come and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

At December 31, 1995, there were 700 million shares of the Company's ($0.01 par value) capital stock authorized of which 200 million shares have been classi-fied as Fund shares. Transactions in the Fund's shares were as follows:

                             YEAR ENDED                YEAR ENDED
                          DECEMBER 31, 1995         DECEMBER 31, 1994
                       ------------------------  ------------------------
                         SHARES       AMOUNT       SHARES       AMOUNT
                       ----------  ------------  ----------  ------------
     Shares sold       25,584,150  $278,958,676  21,165,430  $266,579,142
     Shares issued on
      reinvestment of
      distributions     2,003,414    21,146,824   1,798,076    21,032,117
     Shares redeemed   (5,323,688)  (55,972,121) (2,916,467)  (35,801,829)
                       ----------  ------------  ----------  ------------
     Net increase      22,263,876  $244,133,379  20,047,039  $251,809,430
                       ==========  ============  ==========  ============

Templeton Institutional Funds, Inc.
Emerging Markets Series
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Company are also directors or officers of Templeton As-set Management Ltd. (TAML), Templeton Global Investors, Inc. (TGII), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays monthly an investment management fee to TAML equal, on an annual basis, to 1.25% of the average daily net assets of the Fund. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Company's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. TGII has voluntarily agreed to limit the total expenses of the Fund to an annual rate of 1.60% of the Fund's average net assets through December 31, 1995. For the year ended De-cember 31, 1995 no reimbursement was necessary under the agreement. For the year endedDecember 31, 1995, FTD did not receive any commissions from the sale of the Fund's shares and FTIS received fees of $9,000.

An officer of the Company is a partner of Dechert Price & Rhoads, legal counsel for the Company, which received fees of $7,600 for the year ended December 31, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1995 aggregated $320,568,139 and $72,002,505, respec-tively. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At December 31, 1995, the aggregate gross unrealized appreciation and deprecia-tion of portfolio securities based on cost for federal income tax purposes, was as follows:

     Unrealized appreciation      $  73,621,990
     Unrealized depreciation       (121,909,987)
                                  -------------
     Net unrealized depreciation  $ (48,287,997)
                                  =============

5. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as invest-ments in portfolio companies in which the Fund owns 5% or more of the outstand-ing voting securities. Investments in "affiliated companies" at December 31, 1995 amounted to $2,678,311. For the year ended December 31, 1995, dividend in-come from affiliated companies was $45,163.

Templeton Institutional Funds, Inc.
Emerging Markets Series
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Institutional Funds, Inc.--Emerging Markets Series

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Emerging Markets Series of Templeton Institu-tional Funds, Inc. as of December 31, 1995, and the related statement of opera-tions for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended and the period May 3, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets Series of Templeton Institutional Funds, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally ac-cepted accounting principles.

                                               /s/ McGladrey & Pullen, LLP

New York, New York
January 31, 1996

                        --------------------------------------------------------

                        This report must be preceded or accompanied by the prospectus of the Templeton Institutional Funds, Inc.

                        Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting the securities for the Fund's portfolio. Investing in developing markets involves special considerations, which may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. These special considerations are discussed in the Fund's prospectus. The Fund is designed for the aggressive portion of a well diversified portfolio. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.





                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                              700 Central Avenue
                                              St. Petersburg, Florida 33701-3628

                                          Institutional Services: 1-800-321-8563
                                                Fund Information: 1-800-362-6243
ZT456 A 12/95           [RECYCLED PAPER LOGO]
                        --------------------------------------------------------